NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated September 9, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of each Fund to Class A shares of the same Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert to Class A shares of the same Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Funds will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares of each Fund:

	Nationwide Investor Destinations Aggressive Fund		Nationwide Investor Destinations Moderately Aggressive Fund		Nationwide Investor Destinations Moderate Fund		Nationwide Investor Destinations Moderately Conservative Fund		Nationwide Investor Destinations Conservative Fund
	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	5.75%	None	5.75%	None	5.75%	None	5.75%	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00%	None	5.00%	None	5.00%	None	5.00%	None	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%	0.25%
Other Expenses	0.07%	0.12%	0.06%	0.11%	0.07%	0.11%	0.09%	0.13%	0.10%	0.14%
Acquired Fund Fees and Expenses	0.27%	0.27%	0.27%	0.27%	0.26%	0.26%	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.47%	0.77%	1.46%	0.76%	1.46%	0.75%	1.47%	0.76%	1.48%	0.77%

2.	Effective March 1, 2014, Class R2 shares of the Funds will be renamed “Class R” shares.

3.	Effective immediately, the information under the section entitled “Institutional Class Shares” beginning on page 32 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Funds;
•
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

•	rollover individual retirement accounts from such Affiliated Accounts;
•	a bank, trust company or similar financial institution investing for its own account;
•	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
•	current beneficial holders of Institutional Class shares of any Nationwide Fund.

4.	Effective immediately, the section entitled “Medallion Signature Guarantee” beginning on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 30 calendar days;
•	the redemption check is made payable to anyone other than the registered shareholder;
•	the proceeds are mailed to any address other than the address of record or
•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE